Revenue	12 Months Ended
Dec. 31, 2023
Revenue [Abstract]
REVENUE
8.	REVENUE

	Year ended December 31,
	2023	2022	2021
Travel service	21,561,670	79,092,342	51,818,166
Technology	2,719,463	782,302	-
Cross-board products	7,559,455	83	2,222,782
Total	31,840,588	79,874,727	54,040,948

Revenues are recognized at a point in time and denominated only in USD. Included in the “travel service”, majority (99.99%) of the revenue amount represents the revenue for reselling of air-tickets requests by airline ticket agencies. Revenue for tickets purchased based on our judgment of potential trends, and revenue recorded from sales of tourism packages are insignificant of total revenue of travel service.